©2014 Coupons.com Incorporated Coupons.com Incorporated Q2 2014 Financial Results August 6, 2014

©2014 Coupons.com Incorporated Forward - Looking Statements 2 This presentation and the accompanying oral presentation contain “forward - looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management, including Coupon . com’s projected third quarter and full year 2014 results, its plans, including product launches, strategy, and business outlook . Coupons . com operates in very competitive and rapidly changing environments, and new risks may emerge from time to time . It is not possible for Coupons . com’s management to predict all risks, nor can it assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements Coupons . com may make . Forward - looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved . Forward - looking statements are based on information available to Coupons . com’s management at the date of this release and its management’s good faith belief as of such date with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward - looking statements . Important factors that could cause such differences include, but are not limited to, Coupons . com’s financial performance, including its revenues, margins, costs, expenditures, growth rates and operating expenses, and its ability to generate positive cash flow and become profitable ; the amount and timing of digital promotions by CPGs, which are affected by budget cycles, economic conditions and other factors ; the company’s ability to adapt to changing market conditions ; the company’s ability to retain and expand its business with existing CPGs and retailers ; the company’s ability to maintain and expand the use by consumers of digital promotions on its platforms ; the company’s ability to attract and retain third - party advertising agencies, performance marketing networks and other intermediaries ; the company’s ability to effectively manage its growth ; the effects of increased competition in the company’s markets and its ability to compete effectively ; the company’s ability to effectively grow and train its sales team ; the company’s ability to obtain new CPGs and retailers and to do so efficiently ; the company’s ability to maintain, protect and enhance its brand and intellectual property ; costs associated with defending intellectual property infringement and other claims ; the company’s ability to successfully enter new markets ; the company’s ability to acquire and integrate new companies ; the company’s ability to develop and launch new services and features ; the company’s ability to attract and retain qualified employees and key personnel . These factors, together with those described in greater detail in Coupons . com’s 424 (b) prospectus filed with the SEC on March 7 , 2014 , and in Coupons . com’s future quarterly reports on Form 10 - Q, annual reports on Form 10 - K and other filings made with the Securities and Exchange Commission (“SEC”), may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward - looking statements . Coupons . com disclaims any obligation to update information contained in these forward - looking statements whether as a result of new information, future events, or otherwise . In addition to the U . S . GAAP financials, this presentation includes certain non - GAAP financial measures . The non - GAAP measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under U . S . GAAP . There are a number of limitations related to the use of these non - GAAP financial measures versus their nearest GAAP equivalents . For example, other companies may calculate non - GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non - GAAP financial measures as tools for comparison . Coupons . com considers these non - GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose . The use of non - GAAP measures is further discussed in accompanying press release, which has been furnished to the SEC on Form 8 - K and posted on Coupons . com’ website . The press release also defines our non - GAAP financial measures . A reconciliation between GAAP and non - GAAP measures can also be found in the accompanying press release and in the Appendix hereto .

©2014 Coupons.com Incorporated Steven Boal Founder, President and CEO

©2014 Coupons.com Incorporated Q2 Highlights 4 ▪ Delivered 32% year - over - year revenue growth ▪ Adjusted EBITDA ahead of guidance by more than 20% ▪ Signed 3 additional retailers to Retailer iQ , bringing the total to 9 ▪ Acquired Eckim , a performance marketing firm based in Los Angeles ▪ Tripled the number of offers on CardLink iQ ▪ Delivered year - over - year media revenue growth of 64%

©2014 Coupons.com Incorporated CPG Trade Promotion Spend $ 200B For over 40 years, Consumer Packaged Goods (CPG) Companies and Retailers Have Relied Heavily on Coupons and Promotions* 5 CPG Advertising Spend $34B CPG Coupons Distributed 315B Transactions 1.3B Source: POI, Accenture, IDC, and NCH *First Cooperative Free - standing Insert Introduced in 1970 2013

©2014 Coupons.com Incorporated Legacy Distribution In Rapid Decline Coupons.com Accelerating Shift To Digital 6 '95 '97 '99 '01 '03 '05 '07 '09 '11 '13 6.1% 15.1% 2005 2012 1 Sources: U.S. Census Bureau, Current Population Survey, Annual Social and Economic (U.S. Households ); Newspaper Association of America (Newspaper Circulation) 2 Statistics derived from Coupons.com internal reporting tools 3 Source: NCH Newspaper Circulation as % of U.S. Households 1 58% 39% Coupons.com Transactions 2 1,312M 345M 1.5% 0.6% 2000 2013 FSI Redemption in Market 3 Coupons.com Redemption 2 Newspaper Circulation & Coupons.com Transactions Redemption Rate

©2014 Coupons.com Incorporated Broad CPG & Brand Relationships 7 700+ CPGs 2,000 + Brands 1.3B+ Transactions in 2013

©2014 Coupons.com Incorporated Proprietary Technology Platform Connecting CPGs & Retailers 8 CPGs Retailer POS Without Coupons.com Platform With Coupons.com Platform 14 Patents + 45 Applications

©2014 Coupons.com Incorporated Large Network of Affiliates Where We Publish Coupon Offerings 9 ~30,000 Publishers in Network

©2014 Coupons.com Incorporated Coupons Downloaded or Printed Data, Analytics and Targeting 10 Purchase Data at POS Purchase Intent Coupons Available Customer Data Across Web / Mobile Properties Coupons Redeemed

©2014 Coupons.com Incorporated Dollar General Example 11

©2014 Coupons.com Incorporated Mir Aamir, CFO and COO

©2014 Coupons.com Incorporated Quarterly Results Snapshot Strong YoY Growth in Key Metrics 13 Metric Q2 2014 Q2 2013 YoY Growth Total Revenue $51.7M $39.1 M 32% Adjusted EBITDA $3.7M $0.1M 3600% Total Promotion Transactions 384M 315 M 22% $ 222 Million in Cash and Cash Equivalents (as of June 30, 2014) Note: Adjusted EBITDA is net loss adjusted for interest expense, other income ( expense) - net , benefit from income taxes, depreciation and amortization, and stock - based compensation

©2014 Coupons.com Incorporated Revenues Up 32% YoY ($ in millions) 14 ▪ Continued shift from paper to digital coupons ▪ Revenue growth across all business areas ▪ Strong growth in advertising revenue connected with digital promotion campaigns Q2 2013 Q2 2014 Promotions Media & Advertising $31.1 $8.0 $39.1 $51.7 $38.5 $13.2 Reconfirm numbers and update chart, including labels

©2014 Coupons.com Incorporated Q2 2013 Q2 2014 Q2 2013 Q2 2014 Q2 2013 Q2 2014 % Revenue G&A R&D S&M Operating Expense Leverage U pdate 15 $9.4 $14.2 $17.6 $9.6 $11.0 $5.0 $28.8M $8.9 $4.6 $16.3 $9.2 $13.8 $31.3M GAAP Basis $5.8 ▪ Investments over the last three years in technology, operations and sales continue to drive growth ▪ Operating expense leverage being realized *Note : Excludes stock - based compensation expense resulting from restricted stock units (“RSUs ”), stock options and RSAs included in Coupons.com’s condensed consolidated statements of operations Excluding Stock - based Compensation * $27.8M $37.5M 71% 61% As % of Revenue Q214 should be on the left, add revenue bar to show leverage (mocked up for Q1)

©2014 Coupons.com Incorporated Q3 and Full Year 2014 Outlook ($ in millions) 16 Q3 2014 FY 2014 Total Revenue $52M – $54M $217M – $223M Adjusted EBITDA (Non - GAAP) $2M – $3M $12M – $17M Note: Adjusted EBITDA, a non - GAAP financial measure, is net income adjusted for interest expense, other income ( expense) - net , benefit from income taxes, depreciation and amortization, and stock - based compensation. ▪ Anticipate increasing growth in digital promotions revenue from Retailer iQ platform, ramping in back half Q4 ▪ Expect continued operating expense leverage to grow EBITDA ▪ Expect incremental production operation expenses for Retailer iQ to continue in Q3 and Q4 as retailers go live ▪ Expect to continue investing in R&D to enhance platform ▪ Expect seasonality in Q3 (summer season typically soft for coupons) ▪ Guidance does not include impact from Eckim acquisition, which is expected to be revenue and EBITDA accretive. Quantitative Guidance Qualitative Guidance Updated: AUG 5, 12:56pm

©2014 Coupons.com Incorporated Q&A

©2014 Coupons.com Incorporated Appendix

©2014 Coupons.com Incorporated Non - GAAP Reconciliation 19 RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA (in thousands) Three Months Ended June 30 , Six Months Ended June 30, 2014 2013 2014 2013 Net loss $ (6,897) $ (2,888) $ (20,939) $ (11,128) Adjustments: Interest expense 300 229 602 435 Other income (expense), net (31) (5) 107 (34) Benefit from income taxes — — (244) — Depreciation and amortization 3,650 1,703 6,822 3,388 Stock - based compensation 6,661 1,068 21,253 2,554 Total adjustments $ 10,580 $ 2,995 $ 28,540 $ 6,343 Adjusted EBITDA $ 3,683 $ 107 $ 7,601 $ (4,785) Transactions 383,693 314,765 791,478 627,642 Note: A transaction is the distribution of a digital coupon through our platform that generates revenues. We present transactions as we believe that our ability to increase the number of transactions using our platform is an important indicator of our ability t o g row our revenues. Updated: AUG 5, 12:56pm